Supplement dated June 16, 2026

to the Prospectuses and Updating Summary Prospectuses, each dated April 27, 2026, for:

MassMutual Transitions®

Issued by Massachusetts Mutual Life Insurance Company

MassMutual Artistry

Issued by Massachusetts Mutual Life Insurance Company in New York
and C.M. Life Insurance Company in all other states

Panorama Premier

Issued by Massachusetts Mutual Life Insurance Company in New York and New Jersey

and C.M. Life Insurance Company in all other states

and to the Prospectus dated May 1, 2012, as supplemented, for:

Panorama Passage®

Issued by Massachusetts Mutual Life Insurance Company in New York

and C.M. Life Insurance Company in all other states

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This supplement amends certain information in the above-referenced prospectuses:

Fund Reorganization

On November 13, 2025, the Board of Trustees of Voya Investors Trust approved a proposal to reorganize the VY® CBRE Global Real Estate Portfolio with and into the VY® Columbia Real Estate Portfolio (the “Reorganization”). The Reorganization is subject to approval by shareholders of the VY® CBRE Global Real Estate Portfolio. If approved, the Reorganization is expected to occur on or about July 24, 2026 (the “Reorganization Date”). Upon completion of the Reorganization, shareholders of the VY® CBRE Global Real Estate Portfolio will receive shares of the corresponding class of the VY® Columbia Real Estate Portfolio that are equal in value to the shares of the corresponding class of the VY® CBRE Global Real Estate Portfolio held immediately before the Reorganization, and the VY® CBRE Global Real Estate Portfolio will be liquidated and cease operations.

Merging Fund	Acquiring Fund
VY® CBRE Global Real Estate Portfolio (Class S) Adviser: Voya Investments, LLC Sub-Adviser: CBRE Investment Management Listed Real Assets, LLC Sub-Account: VY® CBRE Global Real Estate Sub-Account	VY® Columbia Real Estate Portfolio (Class S) Adviser: Voya Investments, LLC Sub-Adviser: Columbia Management Investment Advisers, LLC Sub-Account: VY® Columbia Real Estate Sub-Account

At any time before the Reorganization, and subject to the terms of your Contract/Certificate (for the purposes of this supplement, “Contract” refers to both the Contract and the Certificate), you may change your Purchase Payment allocation instructions or transfer Contract Value out of the VY® CBRE Global Real Estate Sub-Account to another investment option available under your Contract.

After the close of the New York Stock Exchange on the Reorganization Date, we will automatically transfer all Contract Value in the VY® CBRE Global Real Estate Sub-Account to the VY® Columbia Real Estate Sub-Account. Your Contract Value in the VY® Columbia Real Estate Sub-Account immediately after the transfer will equal your Contract Value in the VY® CBRE Global Real Estate Sub-Account immediately before the transfer. The Reorganization is not expected to be a taxable event for Contract Owners. You are not required to take any action in connection with the Reorganization.

Once the Reorganization occurs, the VY® CBRE Global Real Estate Sub-Account will no longer be available as an investment option. After the Reorganization, any transaction request received in Good Order that refers to the VY® CBRE Global Real Estate Sub-Account will be treated as referring to the VY® Columbia Real Estate Sub-Account.

After the Reorganization, if you have any automatic program elections or purchase payment allocation instructions on file for the VY® CBRE Global Real Estate Sub-Account, we will treat those elections and instructions as applying to the VY® Columbia Real Estate Sub-Account.

If you have questions about this supplement, or other product questions, you may contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call our Service Center at (800) 272-2216 8 a.m.–8 p.m. Eastern Time.

For more information about the funds, read each fund prospectus. Fund prospectuses are available on our website at www.MassMutual.com.

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